UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	The Greater China Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2011

Date of reporting period:	6/30/2011

Item 1	–	Reports to Stockholders

Directors

Edward Y. Baker, Chairman

John A. Bult

Vincent Duhamel

John A. Hawkins

C. William Maher

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Brian Corris, President

Agnes Deng, Vice President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

BNY Mellon Investment Servicing

P.O. Box 43027

Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by the independent registered public accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call (800) 331-1710.

Please call (toll-free) the Pristine Advisers, our Investor and Public Relations Firm at 1-(877)-FUND-GCH.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102

The Greater China Fund, Inc.

Semi-Annual Report

June 30, 2011

The Greater China Fund, Inc.

Interim Report of the Investment Manager

For the six-months ended June 30, 2011

Overview

The market was weak during the first half of 2011, as investors expressed concern about continued policy tightening to curb inflation in China. In addition, the escalation of the European debt crisis and evidence of a slow-down in US growth adversely affected market sentiment.

The China economy has shown some signs of moderating growth from the robust pace seen at the turn of the year. Industrial Production rose by 13.3% year-on-year in May compared with 13.4% year-on-year in April and 14.8% year-on-year in March. Inflation wise, June CPI (Consumer Price Index) rose by 6.4%, which is still higher than the 2011 target of the People’s Bank of China.

On the monetary policy front, the People’s Bank of China raised the interest rate and Reserve Requirement Ratio several times during the period. The current monetary policy normalization process is expected to continue.

Performance

In net asset value terms, the Fund fell by 1.1% during the first half of 2011, compared with a positive return of 0.3% from the MSCI Zhong Hua Index.

Stock selection detracted overall, as a result of a weaker performance from several Financial, Information Technology and Energy stocks, although this was offset in part by positive selection amongst beneficiaries of growing Chinese domestic consumption such as retailers, handset component makers and automobile manufacturers. Sector selection overall added value.

Economic and Strategy Review

Even though investors remain concerned about the possibility of adverse policy changes to tackle inflation, this is creating opportunities for long-term investors as share price valuations look very attractive, in our view. We believe the Chinese equity market is undervalued relative to other markets. Looking ahead, we expect earnings growth to be the primary driver of share price performance and have positioned the portfolios accordingly.

In terms of portfolio moves, we increased exposure to the Energy sector by selectively adding companies benefiting from rising commodity prices and solid production volume growth. We also initiated new positions and added exposure to holdings that should benefit from sharply rising mobile data demand.

The Greater China Fund, Inc.

Interim Report of the Investment Manager

concluded

We have also increased our exposure, in a broad sense, to likely beneficiaries of rising domestic consumption, along with companies engaged in the upgrade of the industrial production value chain. We believe these areas of the market should find good support going forward and are likely to prove fertile sources of more alpha ideas in the future.

Towards the end of the period, we reduced exposure to small-mid caps stocks as liquidity declined in the market. We also took profits from some Internet stocks as we see valuations starting to become stretched, and selectively added some Technology stocks in anticipation of market share gain. Elsewhere, we adjusted our positioning in Banks, with a preference for those with the potential for stronger net interest margin expansion, non-interest income growth, and the potential for more government support in the coming quarters.

As inflationary pressures gradually ease and markets become less fixated with policy moves, we believe that earnings growth will once again become the principal driver of Chinese equities. In this environment, we expect our commitment to companies with good growth prospects and strong balance sheets, well positioned to benefit from rising consumer and infrastructure spending, to reward investors over 2011. We have a high level of conviction that this will prove to be well rewarded in the context of China’s dynamic economy, with its enormous potential for transformation.

Baring Asset Management (Asia) Ltd.

Hong Kong

July 22, 2011

The Fund realizes that information and visibility is important to shareholders and for this reason, the Fund makes available its corporate filings, monthly fact sheets, NAV and pricing information and news and events announcements on its website at www.greaterchinafund.com. We encourage all shareholders interested in receiving the most up-to-date information about the Fund via e-mail to visit the website’s homepage and register with the Fund’s “alert service”.

The Greater China Fund, Inc.

Top Ten Equity Holdings

As of June 30, 2011

(Unaudited)

Percentage of Net Assets
CNOOC Ltd.	4.2%
Tencent Holdings Ltd.	3.9
China Construction Bank Corp. “H”	3.7
PetroChina Co. Ltd. “H”	3.1
Hutchison Whampoa Ltd.	2.8
Industrial & Commercial Bank of China Ltd. “H”	2.7
China Mobile Ltd.	2.5
Ping An Insurance (Group) Co. of China Ltd. “H”	2.5
Sun Hung Kai Properties Ltd.	2.4
Hong Kong Exchanges & Clearing Ltd.	2.0

Total	29.8%

The Greater China Fund, Inc.

Industry Diversification

As of June 30, 2011

(Unaudited)

Percentage of Net Assets
EQUITIES
Consumer Discretionary	12.2%
Consumer Staples	1.7
Energy	10.9
Financials	32.9
Health Care	1.6
Industrials	7.8
Information Technology	18.0
Materials	4.6
Telecommunication Services	5.6
Utilities	2.8

TOTAL EQUITIES	98.1
SHORT-TERM INVESTMENT	1.4
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED	15.3

TOTAL INVESTMENTS	114.8
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS	(14.8)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments

June 30, 2011

(Unaudited)

Shares	Description	Value (Note 1)

	EQUITIES — 98.1%

	CHINA — 57.4%
	Consumer Discretionary — 4.4%
5,964,000	Brilliance China Automotive Holdings Ltd.(1)(2)	$6,729,500
4,541,000	China ZhengTong Auto Services Holdings Ltd.(2)	5,199,718
6,942,000	Skyworth Digital Holdings Ltd.(1)	4,166,315
3,312,000	Springland International Holdings Ltd.	2,753,881

		18,849,414

	Consumer Staples — 0.7%
1,117,000	China Yurun Food Group Ltd.(1)	3,143,749

	Energy — 10.9%
1,734,000	China Coal Energy Co. Ltd. “H”(1)	2,335,398
1,200,000	China Oilfield Services Ltd. “H”	2,183,711
6,568,000	China Petroleum & Chemical Corp. “H”	6,609,149
7,699,000	CNOOC Ltd.	17,968,044
9,002,000	PetroChina Co. Ltd. “H”	13,165,335
1,204,000	Yanzhou Coal Mining Co. Ltd. “H”(1)	4,580,035

		46,841,672

	Financials — 16.5%
8,171,000	Agricultural Bank of China Ltd. “H”	4,294,861
19,023,780	China Construction Bank Corp. “H”	15,769,109
2,268,000	China Life Insurance Co. Ltd. “H”	7,753,099
1,060,441	China Overseas Land & Investment Ltd.(1)	2,273,177
1,639,600	China Pacific Insurance Group Co. Ltd. “H”(1)	6,795,451
2,538,000	China Resources Land Ltd.	4,592,455
15,205,835	Industrial & Commercial Bank of China Ltd. “H”	11,549,106
1,666,000	PICC Property & Casualty Co. Ltd. “H”(1)(2)	2,834,742
1,054,500	Ping An Insurance (Group) Co. of China Ltd. “H”(1)	10,888,877
4,188,000	Yanlord Land Group Ltd.	4,093,842

		70,844,719

	Health Care — 0.4%
4,238,000	Trauson Holdings Co. Ltd.	1,688,392

Shares	Description	Value (Note 1)

	CHINA — (concluded)
	Industrials — 4.0%
1,290,000	China Merchants Holdings (International) Co. Ltd.(1)	$4,981,783
2,006,000	China National Materials Co. Ltd. “H”	1,642,181
3,621,500	China Rongsheng Heavy Industries Group Holdings Ltd.	2,187,444
852,000	CITIC Pacific Ltd.	2,126,373
2,284,000	Cosco Pacific Ltd.(1)	4,015,437
2,000,999	Sany Heavy Equipment International Holdings Co. Ltd.(1)	2,283,550

		17,236,768

	Information Technology — 12.1%
33,000	Baidu, Inc. (ADR)(2)	4,624,290
5,494,608	Comba Telecom Systems Holdings Ltd.(1)	5,790,302
4,824,000	GCL-Poly Energy Holdings Ltd.(1)	2,498,406
10,653,999	Kingdee International Software Group Co. Ltd.(1)	5,723,208
14,710,000	Lenovo Group Ltd.(1)	8,412,466
45,100	Netease.com, Inc. (ADR)(2)	2,033,559
28,938	SINA Corp.(2)	3,012,446
209,500	Spreadtrum Communications Inc. (ADR)	3,301,720
611,100	Tencent Holdings Ltd.(1)	16,586,579

		51,982,976

	Materials — 2.8%
549,000	Anhui Conch Cement Co. Ltd. “H”	2,568,173
5,652,000	China Resources Cement Holdings Ltd.	5,316,966
654,000	Jiangxi Copper Co. Ltd. “H”	2,172,646
4,160,000	Maanshan Iron & Steel Co. Ltd. “H”(1)	1,924,627

		11,982,412

	Telecommunication Services — 5.6%
1,183,000	China Mobile Ltd.	10,946,313
8,984,000	China Telecom Corp. Ltd. “H”	5,819,034
3,532,000	China Unicom (Hong Kong) Ltd.(1)	7,117,335

		23,882,682

	Total China	246,452,784

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	HONG KONG — 29.2%
	Consumer Discretionary — 7.8%
3,563,000	Dah Chong Hong Holdings Ltd.	$4,249,271
1,102,000	Galaxy Entertainment Group Ltd.(1)(2)	2,356,598
2,248,000	Li & Fung Ltd.(1)	4,477,944
2,269,500	Lifestyle International Holdings Ltd.(1)	6,620,742
1,181,200	Sands China Ltd.(1)(2)	3,187,817
1,084,000	SJM Holdings Ltd.	2,566,076
4,871,000	Techtronic Industries Co. Ltd.(1)	5,815,465
4,006,000	Xinyi Glass Holdings Ltd.(1)	3,969,318

		33,243,231

	Financials — 14.1%
2,501,800	AIA Group Ltd.(2)	8,664,869
2,150,500	BOC Hong Kong (Holdings) Ltd.(1)	6,245,950
522,000	Cheung Kong (Holdings) Ltd.	7,634,198
494,000	Hang Lung Properties Ltd.	2,025,202
418,000	Hong Kong Exchanges & Clearing Ltd.(1)	8,761,549
207,200	HSBC Holdings PLC	2,051,696
492,000	Hysan Development Co. Ltd.	2,431,152
1,392,000	Link REIT	4,749,571
708,000	Sun Hung Kai Properties Ltd.	10,308,935
233,500	Swire Pacific Ltd.	3,429,918
622,600	Wharf Holdings Ltd. (The)	4,324,695

		60,627,735

	Health Care — 1.2%
14,568,000	Sino Biopharmaceutical Ltd.(1)	5,223,418

	Industrials — 2.8%
1,130,000	Hutchison Whampoa Ltd.	12,198,554

	Information Technology — 0.5%
898,000	AAC Acoustic Technologies Holdings, Inc.(1)	2,091,150

	Utilities — 2.8%
482,500	CLP Holdings Ltd.	4,275,454
1,044,000	Power Assets Holdings Ltd.	7,902,535

		12,177,989

	Total Hong Kong	125,562,077

	TAIWAN — 11.5%
	Consumer Staples — 1.0%
731,000	President Chain Store Corp.	4,224,624

Shares	Description	Value (Note 1)

	TAIWAN — (concluded)
	Financials — 2.3%
3,037,000	Fubon Financial Holding Co. Ltd.	$4,668,078
5,748,000	Mega Financial Holding Co. Ltd.	5,022,884

		9,690,962

	Industrials — 1.0%
2,857,411	Far Eastern New Century Corp.	4,451,726

	Information Technology — 5.4%
949,000	Catcher Technology Co. Ltd.	5,980,086
1,104,000	Hon Hai Precision Industry Co. Ltd.	3,785,890
84,000	HTC Corp.	2,825,004
168,000	TPK Holding Co. Ltd.(2)	5,117,761
3,283,000	WPG Holdings Ltd.	5,566,247

		23,274,988

	Materials — 1.8%
848,000	Formosa Plastics Corp.	3,055,616
1,484,000	Taiwan Fertilizer Co. Ltd.	4,562,021

		7,617,637

	Total Taiwan	49,259,937

	Total Equities (cost $376,403,763)	421,274,798

	SHORT-TERM INVESTMENT — 1.4%
	Money Market Fund(3) — 1.4%
5,782,486	JPMorgan Prime Money Market Fund, 0.01% (cost $5,782,486)	5,782,486

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED — 15.3%
	Money Market Fund(3) — 15.3%
65,849,827	State Street Navigator Securities Lending Prime, 0.22% (cost $65,849,827)	65,849,827

	Total Investments — 114.8% (cost $448,036,076)	492,907,111
	Liabilities in excess of cash and other assets — (14.8%)	(63,563,549)

	Net Assets — 100.0%	$429,343,562

See Notes to Financial Statements.

The Greater China Fund, Inc.

The following abbreviation is used in the portfolio descriptions:

ADR — American Depositary Receipt

PLC — Public Limited Company

(1)	All or a portion of the security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $60,027,795; cash collateral of $65,849,827 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(2)	Non-income producing security.
(3)	Rates shown reflect yield at June 30, 2011.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities and mutual funds which trade at daily net asset value.

Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3 — significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2011 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Equities
China	$246,452,784	$—	$—
Hong Kong	125,562,077	—	—
Taiwan	49,259,937	—	—
Money Market Funds	71,632,313	—	—

Total	$492,907,111	$—	$—

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities

June 30, 2011

(Unaudited)

Assets
Investments, at value (cost $382,186,249)*	$427,057,284
Investments of cash collateral from securities loaned (cost $65,849,827)	65,849,827
Receivable for securities sold	5,380,809
Foreign currency (cost $852,423)	853,012
Dividends and interest receivable	1,704,183
Prepaid assets	28,686

Total assets	500,873,801

Liabilities
Payable for cash collateral for securities loaned	65,849,827
Payable for securities purchased	4,626,347
Investment management fee payable	344,504
Payable to custodian	333,806
Professional services	159,249
Accrued expenses	146,556
Administration fee payable	69,950

Total liabilities	71,530,239

Net Assets	$429,343,562

Composition of Net Assets
Common stock, $0.001 par value; 30,369,219 shares issued and outstanding (100,000,000 shares authorized)	$30,369
Paid-in capital in excess of par	376,154,613

376,184,982
Undistributed net investment income	2,581,993
Accumulated net realized gain on investment and foreign currency transactions	5,702,984
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	44,873,603

Net Assets	$429,343,562

Shares Outstanding	30,369,219

Net Asset Value Per Share	$14.14

* Includes $60,027,795 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

June 30, 2011

(Unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $267,300)	$4,970,256
Securities lending income, net	131,202

Total investment income	5,101,458

Expenses
Investment management fees	2,117,507
Administration fees	432,431
Directors’ fees and expenses	258,000
Custodian and accounting fees	237,000
Professional services	203,000
Insurance expense	81,000
Reports and notices to shareholders	45,000
New York Stock Exchange listing fee	13,000
Transfer agent fees and expenses	4,000
Miscellaneous expenses	25,506

Total expenses	3,416,444

Net investment income	1,685,014

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	14,810,774
Foreign currency transactions	(71,824)

14,738,950
Net change in unrealized appreciation (depreciation) on:
Investments	(21,238,599)
Foreign currencies	6,870

(21,231,729)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6,492,779)

Net Decrease in Net Assets from Investment Operations	$(4,807,765)

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
Increase (Decrease) from Investment Operations
Net investment income	$1,685,014	$1,145,286
Net realized gain (loss) on:
Investment transactions	14,810,774	41,542,764
Foreign currency transactions	(71,824)	10,196

	14,738,950	41,552,960
Net change in unrealized appreciation (depreciation) on:
Investments	(21,238,599)	(22,305,658)
Foreign currencies	6,870	(8,101)

	(21,231,729)	(22,313,759)

Total increase (decrease) from investment operations	(4,807,765)	20,384,487

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	—	(425,169)
Distributions paid from net realized gain on investments	—	—

Total dividends and distributions to shareholders	—	(425,169)

Common Stock Transactions
Proceeds from shares issued through rights offering (net of offering costs) (Note 7 and 8)	—	80,245,102

Net increase in net assets from capital stock transactions	—	80,245,102

Net increase (decrease) in net assets	(4,807,765)	100,204,420

Net Assets
Beginning of period	434,151,327	333,946,907

End of period (including undistributed net investment income of $2,581,993 and $896,979, respectively)	$429,343,562	$434,151,327

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1.    Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Baring Asset Management (Asia) Ltd. to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the approved fair valuation procedures of the Fund’s Board of Directors. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities of sufficient credit quality, which mature in more than sixty days are valued at fair value. Short-term debt securities, which mature in sixty days or less are valued at amortized cost, which approximates fair value.

The Greater China Fund, Inc.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange (“NYSE”) on the date of valuation.

Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies. Net realized foreign currency gains or losses is treated as ordinary incomes losses for income tax reporting purposes.

The Greater China Fund, Inc.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

Note 2.    Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 3.    Investment Management and Administration Agreements

The Fund has an investment management agreement (the “Investment Management Agreement”) with Baring Asset Management (Asia) Ltd. (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides

The Greater China Fund, Inc.

certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4.    Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked-to-market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents and U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is State Street Bank & Trust Company.

For the six months ended June 30, 2011, the Fund earned $131,202 due to securities lending. State Street Bank & Trust Company earned $43,760 in compensation as the Fund’s lending agent.

Note 5.    Purchases and Sales of Securities

For the six months ended June 30, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $217,084,188 and $217,166,054, respectively.

Note 6.    Federal Tax Status

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation on a tax basis as of June 30, 2011 were as follows:

Tax Basis	Appreciation	(Depreciation)	Total Net Unrealized Appreciation
$453,705,141	$53,020,868	$(13,818,898)	$39,201,970

The difference between book basis and tax basis is attributable to deferred losses on wash sales and passive foreign investment companies as of the most recent fiscal year end.

The Greater China Fund, Inc.

As of December 31, 2010, the Fund had a capital loss carryforward for tax purposes of approximately $3,794,000 which expires in 2017. The Fund utilized approximately $39,786,000 of its capital loss carryforward to offset net taxable gains realized in the year ended December 31, 2010. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The Fund incurred currency losses from November 1, 2010 to December 31, 2010 of approximately $10,100, which it will defer in the current fiscal year and recognize in the fiscal year ending December 31, 2011.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Relevant information regarding the impact of the Act on the Fund will be contained within the “Tax” section of the Fund’s fiscal year ending December 31, 2011 financial statement notes.

Note 7.    Rights Offering

During the year ended December 31, 2010, the Fund issued 7,603,554 shares in connection with a rights offering of the Fund’s common stock of which 199,569, 429,554 and 356,317 shares were issued prior to the expiration at $11.12, $11.19 and $11.67, respectively. The remaining 6,618,114 shares were issued at the subscription price of $11.04. Shareholders of record on March 23, 2010, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on March 23, 2010 and expired on April 16, 2010. The subscription price of $11.04 per share was determined by 90% of the average of the last reported sale prices of a share of common stock on the NYSE on the expiration date and the four preceding trading days. Estimated offering costs include commissions paid to the dealer manager of $2,953,888 and other offering costs of $1,055,000.

Note 8.    Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the six months ended June 30, 2011, there were no transactions in shares of common stock. For the year ended December 31, 2010, the Fund issued 7,603,554 shares in connection with the Fund’s rights offering.

The Greater China Fund, Inc.

Note 9.    New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Note 10.    Tender Offer Program and Share Repurchase Program

On May 25, 2011, the Fund announced that its Board of Directors approved up to two, consecutive, tender offers each for up to 5% of the Fund’s outstanding shares at a price per share equal to 98% of the Fund’s net asset value per share (“NAV”) as determined by the Fund on the next business day following the expiration date of the tender offer, or such later date to which the offer is extended, if the average discount to NAV of the per share trading price of the Fund’s shares on the NYSE is greater than 10% during the applicable twelve-week measurement period. The first measurement period will commence on July 1, 2011 and end on September 16, 2011. The commencement of the second measurement period is expected to be January 6, 2012, subject to change depending on whether a tender offer is to be commenced following the completion of the first measurement period.

The Board of Directors also approved the establishment of a Share Repurchase Plan pursuant to which the Fund is authorized to repurchase up to 5% of the Fund’s outstanding common shares on June 30, 2011 during the period July 1, 2011 through June 30, 2012. Repurchases will be made opportunistically from time to time when they are believed to be in the best interest of the Fund and will be subject to various factors including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and

The Greater China Fund, Inc.

the ability of the Fund’s investment adviser to raise cash to repurchase the Fund’s common shares in a tax-efficient manner.

The Board of Directors believes that the programs represent a responsible allocation of the Fund’s assets by providing additional value to shareholders who wish to tender their shares when discounts have been at higher levels for a prolonged period of time as well as enhancing NAV for all shareholders through the Fund’s purchase of shares at market discounts that have an accretive effect on NAV. There can be no assurance that the programs will be effective in reducing the discount from NAV at which the Fund’s shares either temporarily or for any extended period of time.

The Board of Directors of the Fund may amend or terminate the Fund’s Share Repurchase Plan solely in its discretion, at any time during the duration of the Plan. The Board may amend the Plan in response to various events, including, but not limited to, changing market conditions, material variations in the Fund’s discount level, potential and meaningful adverse effects upon the Fund’s expense ratio and changes in the ability of the Fund to raise cash to repurchase its common shares in a tax-efficient manner.

Note 11.    Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements are issued.

Pursuant to the Fund’s Share Repurchase Plan, the Fund has repurchased shares of its common stock. During the period from July 1, 2011 through August 16, 2011, the Fund repurchased 34,205 shares in the open market at an average price of $12.51 per share (including brokerage commissions) and at a weighted average discount to net asset value of 11.05%.

The Greater China Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2011 (Unaudited)		For the Years Ended December 31,
			2010	2009	2008	2007	2006
Per Share Operating Performance:
Net asset value, beginning of period	$14.30		$14.67	$8.90	$28.91	$24.50	$14.93

Increase (Decrease) From Investment Operations
Net investment income	0.06		0.04 *	0.02	0.15 *	— **	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)		0.53	5.83	(13.45)	17.55	12.09

Total from investment operations	(0.16)		0.57	5.85	(13.30)	17.55	12.22

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	—		(0.01)	(0.08)	—	(0.03)	(0.45)
Distributions from net realized gain	—		—	—	(6.66)	(13.11)	(2.20)

	—		(0.01)	(0.08)	(6.66)	(13.14)	(2.65)

Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	—		—	—	(0.05)	—	—
Dilutive effect of rights offering	—		(0.80)	—	—	—	—
Offering costs charged to paid-in capital in excess of par	—		(0.13)	—	—	—	— **

Total of share transactions	—		(0.93)	—	(0.05)	—	—

Net asset value, end of period	$14.14		$14.30	$14.67	$8.90	$28.91	$24.50

Market value, end of period	$12.70		$13.15	$13.92	$8.32	$24.81	$31.48

Total Investment Return(1)	(3.42)%		(5.41)%	68.40%	(49.56)%	20.59%	168.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$429,344		$434,151	$333,947	$202,510	$486,483	$411,539
Ratio of expenses to average net assets	1.58%	(2)	1.85%	1.96%	2.01%	1.62%	1.86%
Ratio of net investment income to average net assets	0.78%	(2)	0.30%	0.19%	0.93%	0.01%	0.66%
Portfolio turnover	51%		68%	105%	133%	85%	114%

*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total investment returns for periods less than a full year are not annualized.
(2)	Annualized.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless BNY Mellon Investment Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

The Greater China Fund, Inc.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o BNY Mellon Investment Services, P.O. Box 43027, Providence, Rhode Island 02940–3027. For further information regarding the plan, you may also contact the transfer agent directly at 1–800–331–1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www.greaterchinafund.com or on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www.greaterchinafund.com, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Annual Shareholders’ Meeting

The Fund’s annual meeting of shareholders was held on June 10, 2011. Shareholders voted to re-elect Messrs. C. William Maher and Jonathan J.K. Taylor as Class II Directors. The resulting vote count for each proposal is indicated below:

	For	Against	Withheld Authority
Election of Directors:

Mr. C. William Maher	24,258,715	—	1,240,908

Mr. Jonathan J.K. Taylor	15,226,304	—	10,273,319

In addition to the above Directors, Messrs. John A. Bult, Edward Y. Baker, Vincent Duhamel, John A. Hawkins, and Tak Lung Tsim continue to serve as Directors of the Fund.

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

On May 20, 2011, the Board of Directors of the Fund approved the continuation of the Fund’s existing Investment Management Agreement with the Investment Manager until June 30, 2012. No stockholder approval was required to extend the Fund’s Investment Management Agreement.

Nature, Extent and Quality of Services

The Board considered several factors in connection with its approval of extending the Fund’s existing Investment Management Agreement. The Board reviewed the nature, extent and quality of the management services provided by the Investment Manager and in connection therewith received a report from the Investment Manager detailing the scope of the Investment Manager’s operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that the Investment Manager provides to the Fund. The Investment Manager has acted as the Fund’s investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by the Investment Manager. Based on its experience and familiarity with the Investment Manager and the foregoing review and analysis, the Board concluded that the Investment Manager provides high quality investment management services to the Fund.

Investment Performance

The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report that included a comparison of the Fund’s net asset value return over a one year, a three year, five year, ten year and since inception periods (in each case ending December 31, 2010) against the returns realized over comparable periods by United States listed, closed-end Pacific ex-Japan region equity funds identified as comparable by Lipper, Inc. (“Lipper”). The Fund was in the second quintile for the five year and since inception periods, the third quintile for ten year period and the fifth quintile for the one year and three year periods.

The Board also considered net asset value performance data presented by Baring for the one year, three year, and five year periods, in each case ending March 31, 2011, comparing the Fund to five other closed-end China funds and to a benchmark index, the MSCI Zhong Hua (Free) Index during the one year, three year and five year periods, in each case ending April 30, 2011. The Fund underperformed the benchmark index during the one year and three year periods and was five of six for the one year period and three of six for the three year period in comparison to the closed-end China funds. Over the five year period, the Fund was third of five (one of the funds does not have five years of data) but ahead of the benchmark index. During the five years ended April 30, 2011 the Fund had an annualized return of 14.5% compared to the annualized return for the MSCI Zhong Hua (Free) Index of 12.7%.

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

continued

The Board determined that although the Fund’s performance over the one year and three year periods was not as strong as that of other funds, the longer term performance was satisfactory, particularly since inception.

Management Fees

The Board also evaluated the management fees payable to the Investment Manager and the benefits realized by the Investment Manager from its management arrangements with the Fund. Specifically, the Board reviewed a detailed report prepared by the Investment Manager on the costs to the Investment Manager of providing management and other services to the Fund (for the purposes thereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by the Investment Manager thereon. The Board considered that the Investment Manager had recently increased its staffing as it relates to the Fund. The Board found such profit margin to be reasonable for the services provided.

The Board also reviewed the management fees payable by other Pacific ex-Japan funds listed on the New York Stock Exchange and identified by Lipper (which according to Lipper had a median of 1.09% for the 2010 fiscal year) and by other comparable accounts managed by the Investment Manager and its affiliates (the Investment Manager reported that two China retail funds managed by it had fee rates of 1.25% and 1.50% of net assets, respectively).

The Board considered that as of January 1, 2011, the management fee payable to the Investment Manager was reduced to an annual rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million from an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million. The Board noted that this reduction acknowledged the increase in Fund net assets resulting from the Fund’s rights offering.

Additional Considerations

Finally, the Board considered (i) the fact that the Investment Manager benefits from its management agreement with the Fund through its receipt, pursuant to commission sharing arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by the Investment Manager and (ii) the more extensive regulatory and compliance

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

concluded

requirements that the Investment Manager is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom.

Conclusion

Based upon these inputs, the Board determined that management fees at a rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million were reasonable for the management services the Investment Manager provides to the Fund based upon the current size of the Fund.

The Greater China Fund, Inc.

Important Notice Regarding Change in Investment Policy

The Board of Directors has approved a change in The Greater China Fund, Inc.’s definition of “China companies”. The change will take effect on October 23, 2011. Due to the increasing economic integration of Taiwan and mainland China, the Fund is expanding its definition of “China companies” to include companies that (i) are organized under the laws of, and have their principal place of business in, Taiwan or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Taiwan or have at least 50% of their assets in Taiwan. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in listed equity securities of China companies. Consistent with this change, the Fund will change its primary benchmark to the MSCI Golden Dragon Index effective immediately. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region, consisting of China, Hong Kong and Taiwan. The MSCI Golden Dragon Index reflects more appropriately the Fund’s intended increased investment in Taiwan and the Fund will use this standard to evaluate its investment performance going forward. The Fund previously used the MSCI Zhong Hua Index as its primary benchmark.

Organized in 1992, the Fund’s investment objective is to achieve long-term capital appreciation. It seeks to achieve its objective by in listed equity securities of China companies. The Fund’s expanded strategy reflects the belief that Taiwan-related companies conducting business in China offer a uniquely attractive and risk-moderated way to invest in China’s economic growth.

There can be no assurance the Fund will achieve its investment objective. An investment in the Fund is subject to risk.

Item 2	–	Code of Ethics – Not required, as this is not an annual filing.

Item 3	–	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4	–	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5	–	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

	(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date August 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Corris
Brian Corris
President and Principal Executive Officer

Date August 16, 2011

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date August 16, 2011

*	Print the name and title of each signing officer under his or her signature.